UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2012

LVB ACQUISITION, INC.

BIOMET, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware Indiana	000-54505 001-15601	26-0499682 35-1418342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 East Bell Drive

Warsaw, Indiana 46582

(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 25, 2012, Biomet, Inc. issued a press release announcing the proposed offering of $550 million aggregate principal amount of senior notes due 2020 (the “Senior Notes”). A copy of the press release announcing the proposed offering is being furnished as Exhibit 99.1 and is incorporated by reference herein.

Biomet, Inc. subsequently issued a press release on July 25, 2012 announcing that it has priced the offering of Senior Notes, which has been increased to $1.0 billion aggregate principal amount of Senior Notes, at an issue price of 6.500%. The offering is expected to close on or about August 8, 2012, subject to customary closing conditions. A copy of the press release announcing the pricing of the Senior Notes is being furnished as Exhibit 99.2 and is incorporated by reference herein.

The Senior Notes were offered in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons in accordance with Regulation S under the Securities Act.

On July 25, 2012, Biomet, Inc. also issued a press release announcing the commencement of a tender offer (“Tender Offer”) to purchase for cash up to $500 million of its outstanding 10 3/8/11 1/8% Senior Toggle Notes due 2017 (CUSIP Nos. 090613AD2, 550785AC3 and U55004AB8) (the “Existing Toggle Notes”). A copy of the press release announcing the tender offer is being furnished as Exhibit 99.3 and is incorporated by reference herein.

Biomet, Inc. subsequently issued a press release on July 25, 2012 announcing an amendment to Tender Offer to purchase for cash its outstanding Existing Toggle Notes to change the Tender Offer from an offer to purchase up to $500,000,000 in aggregate principal amount of outstanding Existing Toggle Notes to an offer to purchase any and all of the $771,000,000 aggregate principal amount of outstanding Existing Toggle Notes. A copy of the press release announcing the amended tender offer is being furnished as Exhibit 99.4 and is incorporated by reference herein.

Biomet is a wholly owned subsidiary of LVB Acquisition, Inc. (“LVB”). LVB has no other operations beyond its ownership of Biomet.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued July 25, 2012.

99.2	Press Release issued July 25, 2012.

99.3	Press Release issued July 25, 2012.

99.4	Press Release issued July 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 26, 2012

LVB ACQUISITION, INC.

/s/ Daniel P. Florin
By: Daniel P. Florin
Its: Senior Vice President and Chief Financial Officer

BIOMET, INC.

/s/ Daniel P. Florin
By: Daniel P. Florin
Its: Senior Vice President and Chief Financial Officer